Exhibit 99.1

      Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 6, 2003 (effective as of May 30, 2003)


                                        /s/ Victor Zaccaglin
                                        ----------------------------------------
                                        Victor Zaccaglin
                                        Chairman of the Board
                                        Chief Executive Officer


Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 6, 2003 (effective as of May 30, 2003)


                                        /s/ Mark F. Spiro
                                        ----------------------------------------
                                        Mark F. Spiro
                                        VicePresident/Secretary/Treasurer
                                        (Chief Financial and Accounting Officer)